Exhibit 99.2
October 12, 2011 Strategic review and 2012 outlook Exhibit 99.2

Johnson Controls Three world-class growth businesses Track record for sustainable, profitable growth Long-term focus driven by core values Global market leadership positions in Building Efficiency, Automotive Experience, Power Solutions Expanding offerings, geographic footprint, vertical integration Year-over-year revenue growth in 64 of the last 65 years Earnings growth in 20 of the last 21 years Integrity, customer satisfaction, employee engagement and leadership development, innovation, continuous improvement, quality, sustainability, global growth, shareholder value Consistent financial results

Johnson Controls Factors driving sustainable, profitable growth Global diversification Global opportunities Aligned with global mega-trends Energy/fuel efficiency Sustainability Emerging markets Innovation Ability to invest

Reflections on 2011 Highlights of a record year Record sales and earnings Market share gains All three businesses improved faster than the broader global markets Strengthened emerging market position Investments Capital investments - organic $1.4 billion in capital expenditures Metals acquisitions - strategy $1.1 billion for CRH Hammerstein and Keiper / Recaro Innovation

Reflections on 2011 Highlights of a record year Building Efficiency Double-digit top-line growth in slow growth market Record backlogs Strong emerging market growth Automotive Experience Secured $2.3 billion in new business Progress on improving European containment costs Power Solutions Accelerated investments for AGM capacity Significant progress on vertical integration strategy China growth Repositioned advanced battery opportunity

FY 2011 forecast results Record sales and earnings Consolidated net sales 2010 2011 $35B $40.7B +14% Earnings per share* 2010 2011 $1.99 $2.43 +22% *Excluding non-recurring and acquisition-related items *Excluding non-recurring and acquisition-related items Automotive Experience Power Solutions 2011 Segment Income A balanced earnings stream

Johnson Controls Continuing our long track record of profitable growth Revenue $ billions Net Income* $ millions (CHART) (CHART) Excludes one-time and restructuring charges

Recent uncertainty regarding pace of global recovery Associated with low consumer confidence Modest growth estimates for developed markets balanced by strong growth in BRIC countries Auto production outlook in North American and European auto markets still positive Flattish improvements in North America and Europe building markets Mature market recovery to traditional levels expected in 2014 AGM market demand remains strong in Europe Initial demand in U.S. and China as expected Johnson Controls is expected to deliver double-digit earnings growth in 2012 Benefits of growth investments Entering the year with record backlogs Underlying strength of battery aftermarket Operational / quality improvements Entering FY 2012 Mixed macro environment

Sustainable, profitable growth Investing for organic growth and margin expansion Generating new platforms for growth while improving profitability Increasing battery manufacturing capacity and advanced battery capabilities Capacity and footprint expansion in emerging markets Supporting increased level of Automotive Experience new business awards Vertical integration Information technology Information technology Information technology Information technology Information technology Information technology Information technology Information technology Information technology Information technology Information technology (CHART) Maintenance Infrastructure 71% of 2012 capital expenditures are in support of growth and margin expansion initiatives Expansion, Equipment, Capabilities

Building Efficiency What to listen for in today's presentation What to listen for in today's presentation What to listen for in today's presentation Focus around four growth platforms ... .... to drive above-market growth and extend our global leadership position Positioned to deliver sustainable, double-digit growth with higher margins Systems & Services Energy Solutions Emerging Markets Technology Innovation Market share gains Margin expansion Differentiation and competitive advantage through new technology

Building on our core strengths ... Global reach Vertical integration Cost leadership Emerging market footprint Component excellence Technology ....while continuing to de-risk the business Further margin expansion associated with vertical integration investments Automotive Experience What to listen for in today's presentation

Power Solutions What to listen for in today's presentation Aggressive investments targeted around three growth platforms... .... leveraging our competitive advantages Seizing an expanding set of market opportunities

....based on key assumptions you will hear in detail today $2.85 - $3.00 Approx. +20% Consolidated net sales Earnings per share Approx. $44B +9% 2012 Outlook

Sustainable, profitable growth Our long-term growth objectives are unchanged Organic growth greater than twice the rate of our underlying industry / market growth Continued margin expansion Minimum annual net earnings growth of 10-15% 15% after-tax ROIC Disciplined, sustained investment Continuing to make substantial investments to drive organic growth We will consistently generate new platforms for growth while improving profitability

Business unit presentations Dave Myers President, Building Efficiency Beda Bolzenius President, Automotive Experience - Break - Alex Molinaroli President, Power Solutions Financial outlook Bruce McDonald Executive Vice President and Chief Financial Officer Questions and Answers 12:30 - 1:30 lunch Today's agenda

Closing comments

Johnson Controls Continuing our long track record of profitable growth Revenue $ billions Net Income* $ millions (CHART) (CHART) Excludes one-time and restructuring charges

Johnson Controls, Inc. Sustainable, profitable growth Committed to providing best-in- class total returns to shareholders Sustainable organic sales and earnings growth ROIC improvement Margin expansion Growth investments Increasing dividends Market recovery Growth strategies Value-creating investments Sustained, above average sales and earnings growth for Johnson Controls

Building Efficiency Dave Myers Vice President & President, Building Efficiency

Johnson Controls Building Efficiency Profile Johnson Controls makes buildings in 125 countries more comfortable, productive, and safe. Our offerings are necessary to provide a comfortable indoor environment at the lowest operating cost. Working with Johnson Controls delivers a payback: reduced energy and improved operational costs. Service team has the largest number of technicians, the most branch locations, the broadest capabilities. 1,000+ LEED certified professionals. 2011E Revenues $15B (CHART) Residential Non- Residential 90% (CHART) North America 48% Asia 14% Europe 28% LA & ME New Construction (CHART) Global Service and recurring revenues 83% North America

Who is Johnson Controls Building Efficiency? Every Day... 60,000 employees are dedicated to energy efficiency and sustainability in more than 150 countries 20,000 GWS employees help manage 1.5 billion sq. ft. of real estate 15,000 employees meet with customers to help them achieve their goals 3,900 service requests are resolved by technicians 2,100 HVAC products ship to our customers around the globe 162 customers put their faith in us by signing new contracts

Building Efficiency Global platform - branches and manufacturing locations Branches: 258 Mfrg: 13 Branches: 28 Mfrg: 5 Branches: 226 Mfrg: 5 Branches: 21 Mfrg: 3 Branches: 161 Mfng: 5 Middle East $0.6B Asia $2.2B N.A. $7.4B Europe $4.2B Latin America $0.7B 2011 $15B We have over 650 branch offices to serve customers globally

Building Efficiency Global platform - distributor locations Branches: 258 Mfrg: 13 Distributors: 744 Branches: 28 Mfrg: 5 Distributors: 499 Branches: 226 Mfrg: 5 Distributors: 1,310 Branches: 21 Mfrg: 3 Distributors: 79 Branches: 161 Mfng: 5 Distributors: 1,001 Middle East $0.6B Asia $2.2B N.A. $7.4B Europe $4.2B Latin America $0.7B We have over 3,600 distribution partners around the world 2011 $15B

Building Efficiency Global platform - customer sites Branches: 258 Mfrg: 13 Distributors: 744 Branches: 28 Mfrg: 5 Distributors: 499 Branches: 226 Mfrg: 5 Distributors: 1,310 Branches: 21 Mfrg: 3 Distributors: 79 Branches: 161 Mfng: 5 Distributors: 1,001 Middle East $0.6B Asia $2.2B N.A. $7.4B Europe $4.2B Latin America $0.7B Americas GWS Customer Sites: 20,975 EMEA GWS Customer Sites: 1,748 APAC GWS Customer Sites 6,409 We serve customers at over 29,000 Global Workplace customer sites. In total, we have over 33,000 locations of direct customer contact every day 2011 $15B

Market overview Emerging markets - opportunity from commercial building stock growth There is ~400 billion sq. ft. of commercial building space globally. Over the next 10 years, over 110 billion additional square feet will be built, 80%+ in emerging markets. in emerging markets. in emerging markets. in emerging markets. in emerging markets. in emerging markets. The majority of commercial building stock growth over the next decade is in Asia focused on China. Middle East is also prominent because of the high spend per square footage 2011-2021 HVAC/Controls Growth Value from Incremental Building Stock

Market overview Energy legislation United States American Jobs Act Repair or modernize 35,000 schools "Better Buildings Challenge" Reduce commercial building energy use by 20% over the next decade Executive Order 13514 Starting in 2020, all new Federal buildings must be able to achieve net-zero energy by 2030 Europe 20-20-20 goal - 20% renewable portfolio, 20% better efficiency & 20% less GHG by 2020 Energy Performance of Buildings Directive (EPBD) China China's Special Plan for Energy Conservation Increased focus on bldg efficiency in 11th 5-yr plan All of this legislation drives growth in the market. Rather than benefitting one technology, it will take a holistic approach to the building to deliver required results.

Market overview North America Market Non-residential forecast continues to deteriorate due to weaker than expected spending across most sectors Office and Commercial are down significantly with slow recovery Institutional and Industrial show declines, but lead the improvement Market North America: forecasting a 12% CAGR led by institutional and Federal sectors Asia market is continuing to develop -- Australia, Singapore, and China are major drivers (CHART) (CHART) US Non-Residential Construction Energy Solutions Forecast $USD (B) $USD (B) Current Last Year

Market overview Asia Market Construction in Japan and Southeast Asia driven by Japan and New Zealand reconstruction from earthquakes India growth steady in short-term with acceleration in 3-5 years China has been weaker in most sectors as global demand slowed and concern over inflation Asia has not been immune to the downturn in the economy and the world construction markets (CHART) Asia w/o China China Non-Residential Structure Expenditures $USD (B) Current Last Year Current Last Year

Market overview Rest of the world Market Western Europe had already been forecasted to have flat growth based on underlying economic weakness Russia is up based on sustained oil prices fueling spending for Eastern Europe Market Sustained oil prices continue to support growth in Saudi Arabia and UAE - the two countries which account for the majority of Middle East growth Brazil is the major source of growth in Latin America with depressed Mexico market already factored in (CHART) (CHART) Non-Residential Structure Expenditures $USD (B) Middle East Latin America W. Europe E. Europe $USD (B) Europe Latin America & Middle East Current Last Year Current Last Year

Market overview Integrated Building Solutions and Connectivity Building integration and connectivity: Contracting chain is changing More design/build projects Service moving from event driven to ongoing and energy-focused Remote services evolving Evolution of our customer base: CIOs and CFOs are becoming more involved in the decision making process IT networks as the backbone of an integrated building systems Partnerships and relationships with leading IT companies is key to gain access to the CIOs Increased integration of building system to achieve greater energy and operational efficiency

What Building Efficiency does Value to our customers

Value to our customers What they are asking for We interviewed hundreds of customers around the globe. They told us they are asking for: Partnership Innovation Human achievement We will win more often and more profitably by delivering on those critical needs. Our major strategies flow from these specific customer needs

Value to our customers Partnership Sales force 4,000 sales people globally 3,600 distribution partners Service force 15,000+ systems & service technicians to locally serve our customers 20,000 GWS employees serving customers directly in their facilities We continue to invest in the quantity and quality of customer relationships We continue to invest in all stages and levels of customer relationships to be their partner, helping them navigate the lifecycle of their building

Value to our customers Innovation Our customers primary focus is to be efficient at what they do They have told us that their most critical needs are: Energy Operations Assets Comfort and safety We are investing in the key technologies to help them solve their problems Energy Management Most Efficient HVAC Equipment Enterprise Work Order Management Integrated Systems

Value to our customers Innovation EnergyConnect - new acquisition Ready-made grid demand response technology Real-time energy information and access to energy markets Central Plant Optimization(tm) Helps reduce energy consumption in central water plants Up to 60 percent energy savings Next Generation Building Performance and Energy Management Platform Complements Metasys (r) and competitors' systems Provides capability for new bundled offerings across all BE businesses Improves building performance and energy efficiency Pay-as-you-go makes purchase easy and flexible Our customers want to implement technologies that will help them save money Johnson Controls Building Efficiency has the data on how buildings are actually built and operated. This gives us a clear advantage to drive improvement for our customers

Value to our customers Human achievement We are able to help our customers achieve more by knowing how they use their buildings to achieve their goals On October 4th we launched a new system platform that will redefine how buildings are used to help customers' organizations perform better

The Panoptix(tm) platform Technology trends By combining new IT technologies with our proven expertise in building systems, we will leverage market trends to deliver improved building performance and business outcomes to our customers Trends Opportunity Smart Grids Smart Buildings Smart Devices New IT technologies Tighter building and enterprise system integration IT and Building Automation System Convergence Energy and Sustainability machine to machine low cost IP sensors user experience cloud computing IP-based Solutions energy management security cameras access control

The Panoptix(tm) platform Launched Oct. 4th: Data management platform, applications, services, community Mission critical control algorithms to run the building and Open Integration Platform (OIF) for connectivity and data management Control logic and algorithms to run the equipment Smart Equipment Site Manager Appliance Hosted in the cloud

The Panoptix(tm) platform Building Automation System vs Panoptix(tm) Building C Metasys Adapter 3rd Party BAS Adapter Generic Data Adapter

The Panoptix(tm) platform How are buildings managed? Single building Temperature Security Energy Management Multiple computer stations for different systems Complex, non-intuitive screens One view to see all systems Anytime, Anywhere, Interface Panoptix provides the platform to make high performance buildings, reducing operating costs by up to 9% Portfolio of buildings Today

The Panoptix(tm) platform How is energy managed? Utility bills - 30-90 days after the fact Real time benchmarks to show building performance JCI service team to assist with the fix Prioritized fixes based on continuous diagnostics Closed-loop verification to show that the suggested fix actually brought results System query to find the issue Service technician must fix the issue Another 30-90 days to see the results, follow up required Meter trend shows higher monthly usage- someone must login to see the problem By leveraging the Panoptix platform, we can deliver energy savings of up to 15% on a typical building Today

The Panoptix(tm) platform A new approach that makes it easier than ever Panoptix(tm) Connected Community Building Efficiency Apps (Open platform, extensible system) Live Guide(tm) Support Building & Energy Services

Panoptix(tm) applications Optimized energy usage, healthier environments , sustainability solutions Insight to reduce energy usage and carbon footprint Measure savings of energy efficiency projects, identify key usage drivers and unanticipated changes Carbon and Energy Reporter Measurement and Verification Monitor Monitor energy consumption, identify equipment issues, reduce operating costs Continuous Diagnostics Advisor Custom Analyzer Trend analysis to diagnose problems, compare energy usage across buildings, export for reporting

Growth path How does JCI win? Market Improving share despite slow recovery in North America & Europe Leading market position in emerging markets for short- term and long term growth Expanding energy retrofit capabilities ahead of competitors Growth of relationships 33,000 points of customer contact every day Long-term relationships with major customers and new ones are added every day Continued investment in field force for quantity and quality Competitive advantages New platform to deliver the future of building management Leading efficiency across all offerings Holistic capabilities to solve our customers' challenges and deliver quantifiable results We believe we can grow and expand margins even in this challenging economic environment

Revenue growth path Outlook Energy Solutions Global Workplace Solutions Emerging Markets Systems Service Residential 15% Growth 9% - 11% Growth for FY12E 10% - 15% Growth Through 2016E Continued growth in energy retrofit and renewables projects Significant new contract wins convert to revenue expansion Continued, but slower growth in Asia, Middle East Brazil wins from World Cup Share gain in North America from offering expansion and cost competitive offerings Recovery in replacement projects Growth in service contracts Distributor conversions and cost reductions take full effect Slow market recovery Above Market Growth

Expand margin and leverage scale Major investments to drive margin expansion Products and engineering Panoptix and smart equipment platforms Next generation HVAC equipment System selection tools Business systems Technical service delivery Space and facilities management platform Global ERP We are investing in key technology investment to drive standardization and continuous improvement

Expand margin and leverage scale Key initiatives Short-term 2012-2013 Pricing and margin expansion Service pricing Energy solutions value Long-term 2013 and beyond Evolution of business models Selling software as service Technology-enabled service Standardization of tools Extended initiatives: 2012 and further Continuous Improvement and Best Business Practices Manufacturing and purchasing excellence G&A optimization

Summary - Strategic objectives Strategies for profitable growth Strategic summary We are positioned for 10-15% annual growth through 2016 We are investing in the people and technology that differentiate us and drive growth We are focused on several initiatives to drive margin expansion drive margin expansion drive margin expansion drive margin expansion drive margin expansion drive margin expansion drive margin expansion drive margin expansion drive margin expansion

Automotive Experience Dr. Beda Bolzenius Vice President & President, Automotive Experience

Automotive Experience Profitable growth Profitable growth through product & process excellence, by transforming into a technology company and by leveraging our global capabilities Key levers for profitable growth Systematically elevate our operational performance Drive vertical integration and leverage our recent acquisitions Increase technology competency within our current product portfolio Expand our position in the emerging markets, primarily in China Increase mid-term profitability target to 7%-8% vs. 6%-7%

Automotive Experience Competitive advantage Leading global provider of systems and components for seats, overhead systems, doors, cockpits and electronics Global presence Total interior capability Components Strong market position through acquisition strategy recognized in industry Enhanced vertical integration Investment in technology and advanced development Global leadership team Financial strength to invest in growth opportunities 2011 Sales (est.) $20.0 B* * Excludes $3.5B unconsolidated revenue in China Asia 12% North America 37% Europe 51% Electronics 6% Interiors 14% Seating 80%

Automotive Experience No. 7 in worldwide OEM supplier ranking - No 1. in automotive interiors domain LG Chem. Hyundai Mobis Continental Faurecia Aisin Seiki JCI AE Magna ZF Denso Robert Bosch Top 10 Global OEM Suppliers Ranked on 2010 global OEM sales Ranking 1 2 3 4 5 6 7 (6)* 8 9 10 Leadership position in Complete Seating & Seating Components Faurecia Brose JCI Source: Automotive News 2010 Ranking (June 2011), Company filings 0.320000000000036 0.290000000000033 0.280000000000032 0.26000000000003 JCI Aunde Sage Guilford Source: Company filings & presentations, JCI Estimates 1.8000000000002 0.900000000000102 0.800000000000091 0.500000000000057 Fehrer Grammer Woodbridge JCI Fabric Foam Metals & Mechanisms Complete Seating Magna Faurecia Lear JCI Segment sales competing with AE product lines 2010 Sales of acquisitions Michel Thierry, CRH & Keiper/ RECARO * Including 2011 acquisitions

Automotive Experience Incremental sales backlog 2012-2014 $4.2B of incremental sales backlog Further strengthened diversified customer portfolio Increased vertical integration content Profits align with quoting discipline Interiors backlog gains due to global Mercedes interiors business award Incremental Sales Backlog* (in $B) * Includes $1.2B of non-consolidated sales in 12-14 backlog 81.3186813186906 281.318681318713 2012-14 $4.2 2011-13 $4.0 34% 13% 53% 10% 17% 73% By region By product Asia N. America Europe Electronics Interiors Seating

Automotive Experience Top new wins for the 2012 - 2014 period Mini Paceman Seating W. Europe Mercedes Benz C-Class Interior Worldwide PSA DS4/ DS5 Seating China Volkswagen Multiple Programs Front/ Rear Structure Europe Fiat Interior & Seating E. Europe BMW Multiple Programs Electronics Europe & N. America Ford Multiple Programs Multi Function Display Global Chevrolet Impala/Malibu Interiors & Electronics N. America Dodge Seating, Interiors & Electronics N. America Buick Seating, Interiors & Electronics China

Automotive Experience Market Development Global Light Vehicle Production (in CY) JCI Estimates, September 2011 74729356.0000085 80900000.0000092 97967118.0000111 +8% CAGR 5.6% 2016F 98.0 2012F 80.9 2011F 74.7 Regional Light Vehicle Production (in CY) JCI Estimates, September 2011 15252499.0000017 16855372.0000019 23674227.0000027 30 20 10 0 +11% +9% 16F 23,7 12F 16,9 11F 15,3 China BRIC Europe North America 23854207.0000027 26348480.000003 36906829.0000042 40 30 20 10 0 +10% +9% 16F 36,9 12F 26,3 11F 23,9 12898669.0000015 13837205.0000016 16335406.0000019 20 15 10 5 0 +7% +5% 16F 16.3 12F 13.8 11F 12.9 13640631.0300016 13551228.0300015 15748037.0000018 5991148.50000068 6341305.00000072 7669908.00000087 30 20 10 0 +1% +4% 16F 23.4 15.7 7.7 12F 19.9 13.6 6.3 11F 19.6 13.6 6.0 Western Europe Eastern Europe Despite economic concerns no signs of production slow-down.

Automotive Experience Market drivers and our response End-consumer Growing demand for smaller vehicles Rising environmental awareness Increased quality and safety expectations Connectivity OEM Strategy Upgrade of interiors Differentiate through innovation Ongoing trend toward component sourcing Sustainability focus Cost reduction through standardization Increase of globalization of platforms Leather wrapping of interior parts Connected Centerstack Fibrowood Product portfolio as response to market drivers Global Program - Ford Focus Leather and other fine materials

Automotive Experience Levers for growth & margin improvements We're well positioned to respond to the market drivers Levers for growth & margin improvement Operational excellence Vertical integration Technology and advanced development Emerging markets, focus on China Development of automotive component market 2010-2016 (in B USD) * Incl. Automotive Electronics Source: Roland Berger, 2011, Strategic Analytics 2010, JCI Estimates CAGR 2010-2016 269.660000000031 305.800000000035 375.300000000043 97.3000000000111 108.420000000012 127.880000000015 179.31000000002 200.160000000023 236.300000000027 218.240196443428 248.607977890593 299.248257958766 Powertrain Automotive Interior* 2016 Chassis Exterior ~1,050 ~250 ~860 2010 2012 ~300 ~770 ~220 4.7% 5.7% 5.4% 4.7% Automotive Experience will participate in a ~$300B market by 2016 1 2 3 4

Automotive Experience Operational excellence drives margin improvements Reinforce our processes and tools to foster our leading position, ... Foster world-class quality organization Overall 300 resources added globally, including 60 Six Sigma Black Belts Improve launch performance Significant improvement by first pass yield and on-time delivery 60 program management experts added World-class cost base through Continuous Improvement & Best Business Practice $350M gap closure & savings Enhance Business Process Improvement approach to full value chains Tooling: process time reduction by 50% 1 4.70000000000053 -2.80000000000032 1.30000000000015 1.75 4.7 2008 2009 2010 2011F ROS 2012F European return on sales 2008 - 2012 ....with special focus on Europe

Automotive Experience Vertical integration Build a world-class component capability to differentiate through technology Response to OEM sourcing patterns Component excellence as enabler for complete seating growth Identify new profit pools Technology in components is a differentiator Synergy Seat Next Generation 2

Automotive Experience Technology and advanced development While competing in a more technically driven business environment, Technology and Advanced Development helps to... Create a unique selling proposition Improve our profit margin Balance customer tailored products with standardization Identify new business fields Create entry barriers Nissan Global Supplier Innovation Award, 2011 JCI Nissan Elgrand Seat Development Team was awarded for the development of an integrated Ottoman system which offers occupants better seating comfort, improve and sustain health. Acquisitions add new innovations to metals and mechanisms portfolio From 2000 to 3000 - KEIPER Taumel 3000(r) Weight (-25%) Price (best-in-class) Increased load class/ capacity Modular front seat structure 1st project featuring JCI, CRH & Keiper technology Benchmark in lightweight construction Weight (- 4.0-6.4kg) Slim package design 3

Automotive Experience

3 Technology and advanced development

Science-based approach delivers new products and processes

Technology domains

- Metals forming and joining
  New adhesive technology for dissimilar materials
- Structural composites
  Fiber-reinforced composites for light-weight solutions
- Foam
  - Hot cure foaming process reduce weight by up to 50%
  - RenuTec - Natural Oil Polyol has organic content derived from soy, castor or palm oil

Multi-Material Rear Seat Structure



- Weight reduction potential: 34%
- Maintaining all safety requirements

Modular Rear Seat Structure Composite Concept



- Up to 30% weight reduction
- New design possibilities for complete seat
- One shot technology

RenuTec – Natural Oil Polyols



- Meets or exceeds OEM product performance specifications
- Reduces the carbon footprint

Johnson Controls

Automotive Experience Enhanced technology portfolio through acquisitions Textiles and integrated trim Michel Thierry Slush skins Benoac Fertigteile Metal seat components, structures and mechanisms, special seats Keiper / RECARO* Leather wrapping of interior parts Seton Group Seat structures, tracks and height adjuster C. Rob. Hammerstein 3 *) RECARO acquisition does not include child & aircraft seats

Automotive Experience Technology - margin driver in component business 3 Technology: margin driver in component business ($1B backlog) Synergies from... Building world-class component capability through vertical integration Enhancing our technology portfolio through acquisitions Supporting our efforts to improve internal technology management .... lead to improved profitability targets: 7%-8%

Automotive Experience Emerging Markets - Focus on BRICs Sales in BRICs are steadily increasing JCI sales share of BRICs 3% 12% 82% 3% AE Sales in B USD, @ 100% incl. unconsolidated sales 2011 India Brazil China Russia 2016 4% 7% 5% 84% China India Russia Brazil Solid position >30% market share in seating Grow interiors & electronics Strong leadership in St. Petersburg Carefully exploring additional opportunities #1 in complete seat/ JIT Drive interiors & electronics growth Expand engineering footprint Focus on global OEMs Undisputed #1 in seating 4 Size of pie represents market volume of the regions 89.7000000000102 80.1760704281804 72.8459578114384 10.3000000000012 19.823929571831 27.154042188573 Non- BRIC BRIC 2016 27,2% 2011 19,8% 2007 10,3%

Automotive Experience Growth in China We have put our largest focus on China to position ourselves to participate in attractive growth opportunities 2011 China revenues: $4.0 B (mostly uncons.) Market leader in seating (>44%) # 2 in interiors and niche player in electronics Diversified customer base First seating awards with PSA & Toyota Expand share with Chinese, European and Japanese brands Leveraging acquisitions to increase verticalization Full engineering and development capabilities JCI China sales forecast 2011 - 2016 (in B USD, incl. unconsolidated sales) 4 3.97900000000045 4.82500000000055 7.44800000000085 2011 2012F 2016F 21.3% CAGR 13.4%

Automotive Experience Growth in China 4 AE China Manufacturing Footprint Status August 2011 More than 50 plants and 28 JVs 45 major launches in 2012 >20,000 employees (2010: 18,000) Balanced presence with global customers and Chinese customers Existing site* New plant * Some cities have multiple plants

Automotive Experience Summary We will accelerate our growth and improve our margins Profitability Short-term: Ensure operational excellence Long-Term: Strive for technology leadership Growth Short-term: $4.2B Backlog Long-Term: Drive vertical integration Expand position in emerging markets Increase mid-term profitability target to 7%-8% vs. 6%-7%

Power Solutions Alex Molinaroli Vice President & President, Power Solutions

Power Solutions Profile The world's largest provider of battery power solutions for the vehicle original equipment and aftermarket World-class customer base in the automotive aftermarket Original equipment (OE) batteries for the top automakers worldwide Leader in advanced battery technologies AGM batteries for Start-Stop vehicles First-to-market provider of Li-Ion batteries for hybrid applications 30 manufacturing facilities Over 13,000 employees 2011 sales ~$6 B Asia Americas Europe

Power Solutions Mission & competitive advantages Mission Be the global leader providing battery power solutions for the vehicle original equipment and aftermarket and a leading global provider of advanced energy storage systems

About Our Customers OEMs & aftermarket Long-term relationships with strategic customers Original Equipment manufacturers (OEs) Branded distribution channels Key private label partners Strong mix 20% OE 80% Aftermarket Differentiated relationships and services Warranty support, category management, core returns

Market Dynamics A few key trend lines from 1990 through 2011... ....accelerating change and opportunity in vehicle energy storage

Vehicle Energy Storage Market Evolution Power Solutions perspective 2015 2020 2025 35-45 45-55 60-? Target MPG for New Vehicles Predominant Vehicle Configuration Enabling Energy Storage Technology Internal Combustion Engine High Efficiency ICE w/Start-Stop HEV PHEV EV 1990 Advanced Lead Acid Lead-Acid Li-Ion 20-31

Competitive Landscape Leadership requirement for advanced battery 2 Automotive Expertise Ability to Manufacture Performing Technology @ Scale Adjacent Market Players (i.e. industrial & stationary) 3 Regional SLI Battery Providers Technology Players (alternate chemistries) 4 High High Energy Storage R&D Critical Success Factors OE Sales & Program Management Product & Process Technology Vehicle Systems Expertise Aftermarket Access & Brands Collection & Recycling Infrastructure Global Footprint Investment Capacity

Power Solutions Our growth roadmap Aggressive investments across three diversified growth platforms... .... leveraging our competitive advantages Delivering shareholder value over the long term

Core Business A growth business ...for decades Batteries for Starting, Lighting and Ignition (SLI) Design Engineering Manufacturing Distribution Collection Recycling Unprecedented scale

Vertical Integration Opportunity Increasing internal capacity from 15% to 50% of requirements for North America Garcia, Mexico facility Start of Production in 2011 Florence, SC in 2012 Invest in other markets as core collection systems develop Ensure access and minimize price volatility for lead ....additional 100 basis points of margin improvement in FY2012 Increasing Demand from Emerging Markets Technology Innovation Aging Industry Infrastructure Lead Price & Volume Volatility Tightening Environmental Regulations

Emerging Markets Growth strategy focus EMEA Asia South America Become the market leader in China Leverage current leadership position to grow as market develops Expand network to support Eastern Europe market leadership

China Recent developments in Shanghai September - Suspended production in Shanghai plant after achieving annual quota on lead usage We are working with our customers and employees to maintain product availability Temporarily importing batteries from other regions Accelerating Changxing facility ramp-up Some Chinese media have incorrectly linked our plant to lead contamination in the community We stand by our data that the plant is operating in full compliance with Chinese regulations and to the world class standards Johnson Controls applies to all of our battery plants globally This action does not impact our other facilities or strategy for China

Fuling County, Chongqing Municipality Western China Region 133,000 square meters Engineering design complete Key permits obtained Foundation under construction Building Our China Network $1 Billion invested by 2016 Changxing Facility -- Production Launching Now Future Capacity Committed to expansion and long-term market leadership in China

Battery Technology Growth strategy Long-Term Global Market Leader Early Market Leader in Rapidly Expanding Segment First Mover in Nascent Market Maintain & grow leadership position Investments in core business Continue innovations in product design and manufacturing process Focus on cost and quality Maintain & grow leadership position Innovations for Advanced Start- Stop functions Expand capacity as market grows Focus on differentiation, performance and quality Leverage current Li-Ion technology to serve short-term xEV program introductions Launch new technologies for next generation platforms Global Market Leader

Shifting Battery Requirements OE forecasted programs Our pipeline with OE Customers indicates strong emphasis on AGM (CHART) Europe (CHART) North America Advanced Lead-Acid Standard SLI

Seizing the Opportunity Johnson Controls investment in AGM AGM Global Capacity Plan Represents annual production level given timing of expansions Leverages unique IP and best practice manufacturing approaches Includes 2.4M in China ....80% of planned capacity committed Million Units Investing over $520M globally over the next four years to serve conventional and Start-Stop vehicles

Advancing Technology for the Future Unlocking the full potential of Start-Stop Maximize Start-Stop system potential with AGM technology Operating temperature range, improve charge acceptance, process improvement and new manufacturing equipment Number, size and placement of batteries New chemistries and components Assess complementary and alternative technologies System design alternatives Capacitors and other complementary components combined with batteries Low voltage Li-ion and alternate chemistries Collaboration to support growth of industry Testing methodologies Standard-setting Policy making

Seizing the Opportunity Acquisition of Johnson Controls-Saft joint venture $145 million purchase price JCI gains perpetual license to use key Saft Li-Ion technologies JCI retains government grants Provides flexibility to broaden R&D, partnerships, and market participation within and beyond automotive energy storage Revenue expectations: $500M by 2016 Johnson Controls committed to market leadership in the evolving advanced battery industry Meadowbrook Facility

Seizing the Opportunity A snapshot of Li-Ion commercial wins Azure E450 Balance PHEV 4 Year Program Target SOP - March, 2012 2,000 systems per year Azure F550 Super Duty PHEV 5 Year Program Target SOP - March, 2013 1,400 systems per year Range Rover L405 Hybrid Electric 5 Year Program Start of Operations May 2013 4,800 systems per year

Power Forward Power Solutions Accelerating market dynamics - expanding opportunity Emerging market expansion, tightening environmental standards, technology evolution Power Solutions positioned for leadership - today and tomorrow Unique competitive advantages: quality, cost, scale & footprint Track record of delivering to Customers and Shareholders Technology portfolio leadership: from lead, to advanced lead, to Li-Ion chemistries A diverse set of near term growth platforms Vertical integration Over $1 billion investment in China Aggressive plans to bring both AGM and Li-Ion technologies to market Power Solutions: A growth business - at both the top and bottom lines

Financial outlook R. Bruce McDonald Executive Vice President and Chief Financial Officer

Q4 2011 Expectations Sales: $10.7B Earnings: $0.75 / diluted share* * Excluding non-recurring items

Fiscal 2012 key assumptions Fiscal 2012 key assumptions * October 1, 2011 - September 30, 2012

Fiscal 2012 key assumptions Euro $1.35 in 2012 (vs. $1.40 in 2011) Tax rate 19% in 2012 Improved profitability overseas Low 20% range in 2013 and 2014 Retirement plan - expense / funding ($0.05) / share headwind due to discount rate and market performance Discretionary funding of approximately $250 million Commodities Minimal exposure Copper hedges Indexing in Automotive Experience Lead - $2,500/MT 2011 average lead : $2,503MT Consolidation of hybrid battery business Approx. ($0.04) / share negative impact

Fiscal 2012 outlook Fiscal 2012 outlook * Excluding one-time items

Automotive Experience 2012 financial outlook Sales up approximately 6% Modestly higher volumes in North America and Europe Growth in emerging markets Largely via unconsolidated joint ventures Higher y/y backlog launch level 2012: $1.4 billion vs. 2011: $1.1 billion Negative impact of Euro Up 9% at constant currency Margin: 5.3% - 5.5% Operating leverage (+) Higher volume Acquisitions Operational improvements(+) Quality improvement initiatives Manufacturing efficiencies Europe / China launch (-) Significant launch activity R&D expense (-) Increased investment in engineering and product development

Automotive Experience Mid-term outlook (through 2016) Sales growth: 2-3% over industry Backlog growth Continued growth in Asia Margin target: Increased to 7 - 8% (vs. 6 - 7%) Annual expansion of 50 - 70 bps Vertical integration New business quoting disciplines Increasing global production 7-8% Key margin drivers Production volume Vertical integration R&D / Launch Mid-term target 2011 Operating improvements

Power Solutions 2012 Financial outlook Sales up 11% - 13%* Higher volumes across all regions Market share growth Full-year impact of the Changxing, China plant Short-term impact of Shanghai plant closure Increased production of AGM batteries Higher revenues per unit vs. traditional SLI Consolidation of hybrid business * Assumes average lead price of $2,500 / metric ton Margin: 13.5% - 13.9%* Operating leverage (+) Higher volume Product mix shift (+) Volume beginning to shift toward higher margin AGM Operational improvement(+) Vertical integration (Impact of Mexico / South Carolina recycling facilities) Manufacturing efficiencies R&D expense (-) Fully consolidated hybrid business

Power Solutions Mid-term outlook (through 2016) Key margin drivers Sales growth: 10-12% Market share gains Growth in China and other emerging markets AGM technology Annual margin expansion: 100 bps (excluding lead) Improved product mix Manufacturing improvements Vertical integration (CHART) 16-17%

Building Efficiency 2012 Financial outlook Sales up 9% - 11% Launch of record backlog, especially in the emerging markets and Energy Solutions Strong emerging market growth; slow growth in mature markets Moderate recovery in service GWS contract wins Margin: 5.6% - 5.8% (7.3% - 7.5% excluding GWS) Operating leverage (+) Benefits of global volume growth Recovery in technical service business GWS: faster than segment growth is dilutive to BE ROS (-) R&D, SG+A expense (-) Investments in growth opportunities Sales, service, IT Emerging market infrastructure *

Building Efficiency Mid-term outlook *10% excluding GWS Sales growth: 10-15% Growth in Energy Solutions Expansion in emerging markets Market share gains Late-cycle market recovery Annual margin expansion: approx. 50 bps Continuous improvement and supply chain management Service pricing / solutions value Business model changes (software as a service, etc.) G&A optimization Emerging markets Infrastructure investment 8.5%* *10% excluding GWS Key margin drivers (CHART)

Organic investments (CHART) $800 M $650 M $1.3 B $1.7 B Capital investment trend $1.4-1.6 B

Organic investments AGM (Start-Stop) $375 million - 4 years Lithium-ion Hybrid $300 million - 5 years Automotive Launches $400 million - 3 years Geographic Expansion $550 million - 5 years Vertical Integration $250 million - 3 years I.T. Capital Investments $550 million - 4 years

Capital allocation Cash flow deployment Capital expenditures to increase organic growth Tuck-under acquisitions Discretionary pension funding Dividend payments Dividends Consecutive dividends paid since 1887 Intend to increase payout ratio to 30% over time November Board of Directors meeting

October 12, 2011 Strategic review and 2012 outlook

Johnson Controls Continuing our long track record of profitable growth Revenue $ billions Net Income* $ millions (CHART) (CHART) Excludes one-time and restructuring charges

Johnson Controls, Inc. Sustainable, profitable growth Committed to providing best-in- class total returns to shareholders Sustainable organic sales and earnings growth ROIC improvement Margin expansion Growth investments Increasing dividends Market recovery Growth strategies Value-creating investments Sustained, above average sales and earnings growth for Johnson Controls

October 12, 2011 Strategic review and 2012 outlook